UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 19, 2008

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

As previously reported in our Current Report on Form 8-K filed on November 3, 2006, on October 31, 2006, we entered into a credit agreement, or the Credit Agreement, with Wachovia Bank, National Association, or Wachovia, to obtain a secured revolving line of credit with a maximum borrowing amount of $75,000,000, which was to mature on October 31, 2009. We additionally reported that on October 31, 2006, we also entered into a mezzanine credit agreement, or the Mezzanine Credit Agreement, with Wachovia to obtain a mezzanine secured revolving line of credit with a maximum borrowing amount of $15,000,000 through Wachovia, which was also to mature on October 31, 2009.

The terms of the Credit Agreement and Mezzanine Credit Agreement are qualified in their entirety by the credit agreement and mezzanine credit agreement filed as Exhibits 10.9 and 10.15 to our Current Report on Form 8-K filed on November 3, 2006.

As reported in our Current Report on Form 8-K filed on November 28, 2006, on November 22, 2006, Wachovia assigned 50% of its interest, rights and obligations under the Credit Agreement to LaSalle Bank National Association, or LaSalle.

As reported in our Current Report on Form 8-K filed on July 13, 2007, on July 10, 2007, we entered into letter agreements amending the terms of the Credit Agreement and the Mezzanine Credit Agreement, or the Amendment Letters. Pursuant to both Amendment Letters, we were no longer obligated to pay the nonuse fee or the mezzanine nonuse fee until such times as Wachovia and LaSalle agreed in writing to make additional loans under the Credit Agreement or the Mezzanine Credit Agreement, as applicable. Further, until Wachovia and LaSalle agreed to make additional loans under the Credit Agreement or the Mezzanine Credit Agreement, as applicable, we were not obligated to comply with the financial covenants contained in the Credit Agreement or the Mezzanine Credit Agreement, nor were we obligated to comply with related reporting obligations. Finally, Wachovia and LaSalle, as applicable, agreed that we were not obligated to pay any reinstatement fees under the Credit Agreement or the Mezzanine Credit Agreement in order for Wachovia or LaSalle to lend us funds in the future.

The terms of the Amendment Letters are qualified in their entirety by the amendment letters filed as Exhibits 10.1 and 10.2 to our Current Report on Form 8-K filed on July 13, 2007.

On June 18, 2008, we provided written notice to Wachovia, or the Termination Letter, to terminate both the Credit Agreement and the Mezzanine Credit Agreement. Effective June 19, 2008, the Credit Agreement and Mezzanine Credit Agreement were terminated by Wachovia. The decision to terminate the Credit Agreement and Mezzanine Credit Agreement was based on our not utilizing the Credit Agreement or Mezzanine Credit Agreement. We did not incur any early termination penalty upon our terminating the Credit Agreement or the Mezzanine Credit Agreement.

The above description of the Termination Letter is qualified in its entirety by the termination letter filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Termination Letter dated June 18, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

June 24, 2008	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Termination Letter dated June 18, 2008